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                                                                  EXHIBIT 10.2

                      SUBSCRIPTION AGREEMENT FOR THE SHARE
                          OF 9 1/4% SERIES B CUMULATIVE
                    PREFERRED STOCK OF HARD ROCK HOTEL, INC.

         This Subscription Agreement is made by and between Hard Rock Hotel, Inc., a Nevada corporation (the "Company"), and Desert Rock, Inc., a Nevada corporation ("Desert Rock"), which is subscribing hereby for one (1) share of the Company's 9 1/4% Series B Cumulative Preferred Stock (the "Share").

         In consideration of the Company's agreement to sell the Share to Desert Rock upon the terms and conditions set forth herein, Desert Rock agrees and represents as follows:

A.       SUBSCRIPTION

         1. Desert Rock hereby subscribes to purchase one (1) Share at $20,000,000 per Share. Simultaneously with the execution of this Subscription Agreement, Desert Rock is paying and delivering to the Company $20,000,000, in the form of a check or wire transfer (the "Payment") payable to Hard Rock Hotel, Inc.

         2. The closing of the purchase and sale of the Share (the "Closing") shall occur on May 30, 2000.

         3. At the Closing, against delivery of the Payment by Desert Rock, the Company shall deliver to Desert Rock a certificate representing the Share registered in such name as Desert Rock may request.

B.       REPRESENTATIONS AND WARRANTIES

                  Desert Rock hereby represents and warrants to, and agrees with the Company as follows:

                  (a) The Share is being purchased for Desert Rock's own account, for investment purposes only, and not for the account of any other person or entity, and not with a view to distribution, assignment, or resale to others or to fractionalization in whole or in part and that the offering and sale of the Share is intended to be exempt from registration under the Securities Act of 1933 (the "Act") by virtue of Section 4(2) of the Act.

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                  (b) The person executing this Subscription Agreement on behalf of Desert Rock has been duly authorized and is duly qualified (A) to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of Desert Rock in connection with the purchase of the Share and (B) to purchase and hold the Share.


C.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to, and agrees with Desert Rock as follows:

         1. CORPORATE FORM. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted.

         2. CORPORATE AUTHORITY. The Company has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement and to issue the Share and to carry out the transactions contemplated hereby.

         3. ACTION AUTHORIZED. The Company has taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The Share, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

         4. REQUIRED FILINGS AND APPROVALS. Neither the nature of the Company or of its business or properties, nor any circumstance in connection with the offer, issuance, sale or delivery of the Share as contemplated hereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Share at the Closing, other than the filings, registrations or qualifications under (i) Regulation D under the Act and (ii) the state securities laws or "blue sky" laws of any state of the United States of America that may be required to be made or obtained, all of which the Company will comply with prior to the date of the Closing.

         5. NO CONFLICTS. None of the execution, delivery or performance of this Agreement by the Company will conflict with the Second Amended and Restated Articles of Incorporation, as amended or the Second Amended and Restated By-laws of the Company or result in any

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breach of, or constitute a default under any material contract, agreement or instrument to which the Company is a party or by which it or any of its assets is bound.

D.       MISCELLANEOUS

         1. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular, or plural as the identity of the person or persons may require.

         2. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked, or cancelled except by an instrument in writing signed by the party against whom any change, discharge, or termination is sought.

         3. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed to: the Company at 4455 Paradise Road, Las Vegas, NV 89109 or Desert Rock at 510 North Robertson Boulevard, Los Angeles, CA 90048.

         4. Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and Desert Rock, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         5. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, as such laws are applied by Nevada courts to agreements entered into and to be performed in Nevada and shall be binding upon Desert Rock, Desert Rock's legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

         6. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         7. This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. Except as otherwise provided in this Article D, this agreement may be amended only by a writing executed by all parties hereto.

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         THE SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITY IS REGISTERED UNDER THE ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.





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         IN WITNESS WHEREOF, the Company and Desert Rock have executed this
Agreement as of the date first above written.

                                            HARD ROCK HOTEL, INC.


                                            By:
                                                  ------------------------------
                                                   Peter Morton

                                            Title: Chairman of the Board, Chief
                                                   Executive Officer, President
                                                   and Secretary


Number of Shares                            DESERT ROCK, INC.
subscribed for by Desert Rock:

                                            By:
                                                  ------------------------------
                                                   Peter Morton
One (1) Share                               Title:
                                                  ------------------------------


Method of Payment for
the Share by Desert Rock:


$20,000,000 BY CERTIFIED CHECK.

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